ACQUISITION OF BUSINESS (Schedule of pro forma information) (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Business Combinations [Abstract]
Net revenue from Telematics services	$ 234,871	$ 236,957
Net revenue from Telematics products	111,146	130,825
Net income attributable to the Company	$ 51,609	$ 47,138
Basic and diluted earnings per share attributable to Company's stockholders based on attributing of shares in the acquisition	$ 2.42	$ 2.21